[GRAPHIC OMITTED][GRAPHIC OMITTED]
                               TANAKA Growth Fund
                           230 Park Avenue - Suite 960
                               New York, NY 10169
                                 (212) 490-3380
                                 www.tanaka.com



May 31, 2001


Dear TANAKA Growth Fund Shareholder:

      It has been two and one-half years since the launch of the TANAKA Growth Fund, and we remain grateful for your support. We continue to strive for long term growth through a stock-picking discipline that combines top down economic analysis with "kick-the-tires" research and management meetings.


                                ECONOMIC OUTLOOK

      It is clear that the economy is in the midst of a major slowdown as a result of several factors including a significant decline in business capital spending from an overbuilding of capacity due to pre-Y2K expenditures and the Internet Dot.com boom. In addition, Federal Reserve ( the "Fed") monetary policy has kept interest rates too high for too long (remaining tight until the April 18th cut to 4.5%), and high energy prices have exacted a toll on both the consumer and the corporate sector. Economists are now talking about a possible recession, and investors are concerned that technology may not come back any time soon. This is a glass that is half empty.

      But the glass is also half full and in a few quarters we believe it will start to fill up. Although the Fed was late to start reducing interest rates, it is well into a program that may take short term rates to as low as 3.0%, with the benefits beginning to be felt in the normal 6-8 months after a change in policy. The good news is that inflation remains low, giving the Fed plenty of room to loosen. In addition, the Fed is acutely aware of the importance of capital spending and its effect on productivity. Advances in digital technologies are not stopping. Faster, better and cheaper new products and services will continue to be developed which eventually will stimulate spending by consumers and corporations. Over the next several months, we believe excess inventories will be brought into line, consumer and business confidence will begin to recover and the economy will start its next period of expansion.

                              INVESTMENT STRATEGIES

      Investors know that the best time to invest is when stocks are beat up, but that is often the hardest time to invest. With the Fed having already started to reduce interest rates, with energy prices starting to come down and with businesses beginning to address inventory and capacity excesses, it is only a matter of when, not if, the stock market recovery begins. As the market bounces along the bottom, it is probably as close to an ideal buying opportunity as any time since 1982, 1987 and 1992. We know that we can identify many companies selling below asset value, reflecting little valuation for their brand, market position and long term earnings growth opportunities. This is especially true in many areas of technology. In one or two years, we expect to look back and ask ourselves how we were able to buy high quality, leading technology companies at these low prices. By then we hope to be looking for the next great opportunity.

      We are also encouraged to be able to find attractive investment opportunities in non-technology areas and highlight three additional
"top-down" areas of interest: (1) Specialty Pharmaceuticals, where small and medium sized drug companies are combining drug delivery technologies with proven compounds to deliver better performing drugs and address the rising demographic need for better medical care; (2) Interest-sensitive companies that will benefit from what we believe will be several years of low inflation and low interest rates; and (3) Productivity Plays - companies that are utilizing technology, know-how and economies of scale to generate above average productivity gains and reduce costs versus the competition.

      We believe that Specialty Pharmaceutical companies are particularly attractive over the near term and have identified a number that could generate better-than-expected earnings over the next several quarters. Although we continue to believe that Technology stocks will recover from their depressed levels, we do not want to miss what could be an important near-term opportunity. Hence, we will be reducing modestly our weighting in the Technology sector and increasing our Specialty Pharmaceuticals/Healthcare weightings.

      We would encourage investors to take advantage of depressed market conditions to add to their investments in the Fund and capitalize on the attractive opportunities we can see in the market. We are reminded that the stock market often anticipates a major change in the economy 6 to 9 months ahead of when an actual turn in fundamentals is obvious.

      Finally, we are pleased to report that, as predicted in our last semi-annual letter, the Fund has received its Nasdaq symbol TGFRX, and can be viewed on websites that offer quotation services, such as YAHOO! Finance.



                                   Sincerely,




                                    Graham Y. Tanaka, CFA








*While it is anticipated that the Fund will diversify its investments across a range of industries, certain sectors (such as the technology sector) are likely to be overweighted compared to others because the Fund's advisor seeks the best investment values regardless of sector. One of the risks associated with an overweighting in any sector is that a weakness in this sector could result in significant losses to the Fund.

For a prospectus and more information, including charges and expenses, call toll free 1-877-4-TANAKA. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc., Member NASD, SIPC.


                            MID YEAR PERFORMANCE

      The first half of the fiscal year ending 11/30/01 was a difficult period for the TANAKA Growth Fund as it bore the brunt of the major decline in technology stocks, large and small, as well as corrections in healthcare, financial and consumer products companies. The sudden decline in corporate capital spending coupled with the popping of the Internet bubble contributed to one of the sharpest declines ever experienced in the Information Technology sector. The resulting recession in the New Economy began to ripple through to the Old Economy and to Europe and Asia, making the slowdown more painful and longer than many expected.
       TANAKA     Russell    S&P500   Wilshire
Dec-98 10000      10000      10000    10000
Feb-99  9470       9577       9990     9995
May-99  9930      10753      10534    10640
Aug-99 10560      10526      10721    10731
Nov-99 13050      11202      11314    11487
Feb-00 20990      14296      11159    12112
May-00 16980      11819      11635    11738
Aug-00 19470      13384      12465    12877
Nov-00 14380      11137      10831    10820
Feb-01 12582      11888      10241    10357
May-01 12089      12491      10404    10552



              Past performance does not guarantee future results. The Fund is a non-diversified fund. The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities. Please read the prospectus carefully before investing as it contains important information, including information about the risk factors associated with the Fund. Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions. As a result, an investor's shares when redeemed may be worth more or less than their original cost. Performance shown for Class R shares included a period of generally favorable market conditions that are likely not sustainable. The S&P 500, Russell 2000 and Wilshire 5000 indices are unmanaged and it is therefore not possible to invest directly in them. The performance of the Fund's Class R shares will differ from that of the Fund's Class A shares and Class B shares due to differing sales charge structures and expenses. The inception date for the Fund's Class A shares was 11/9/00. A $10,000 investment as of that date in the Fund's Class A shares would be worth $6,448, or $6,930 without the effect of the 4.5% maximum sales charge, as of 5/31/01. The inception date for the Class B shares was 12/31/99. A $10,000 investment on the inception date would be worth $7,074, or $7,449 without the effect of the maximum deferred sales charge (which is 5% during the first year, declines to 1% in the sixth year and is eliminated thereafter).


----------------------------------------------------------------------------------------
Class R Shares*
                                                                       Average Annual
                   Six Month          One Year       Total Return       Total Return
                 Total Return      Total Return   Since Inception     Since Inception
               11/30/00 - 5/30/01  5/31/00-5/31/01 12/29/98 - 05/31/01 12/28/98 - 05/31/01
                    -----------   --------------- ------------------- ------------------

TANAKA Class R          -15.93%        -28.80%        +20.89%          +8.15%

S&P 500                  -3.94%        -10.58%         +4.04%          +1.65%

Russell 2000            +12.16%         +5.69%        +24.91%          +9.62%

Wilshire 5000           -2.48%         -10.10%         +5.52%          +2.24
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Class B Shares*
                      Six Month       One Year      Total Return    Avg. Annual Total
                    Total Return     Total Return  Since Inception        Return
                     11/30/00 -       5/31/00 -    12/31/99          Since Inception
                       5/31/01         5/31/01     05/31/01        12/31/99 - 05/31/01
                       -------         -------     --------        -------------------

TANAKA Class B         -20.70%          -33.06%          -29.26%         -21.68%
TANAKA   Class   B
(excluding CDSC)       -16.33%          -29.52%          -25.51%          -18.78%
S&P 500                 -3.94%          -10.58%          -13.14%           -9.47%
Russell 2000           +12.16%           +5.69%           +0.17%           +0.12%
Wilshire 5000           -2.48%          -10.10%          -14.62%          -10.56%
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares*                                            Total Return
                               Six Month Total            Since Inception
                                   Return               11/09/00 - 05/31/01
                               11/30/00 - 5/31/01
TANAKA Class A                      -20.56%                   -35.52%
TANAKA Class A
(excluding. sales charge)           -15.86%                   -30.70%
S&P 500                              -3.94%                    -9.73%
Russell 2000                        +12.16%                    +1.07%
Wilshire 5000                        -2.48%                   -10.30%
-------------------------------------------------------------------------------

      * In compliance with SEC guidelines, these results include maximum sales charges and show returns for each of the required periods with capital gains and dividend distributions reinvested. Class B shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of up to 5% if redeemed the first year of the purchase and an annual 12b-1 fee of 1.00%. Class A shares are sold with a maximum initial sales charge of 4.5%.

TANAKA Growth Fund
Schedule of Investments - May 31, 2001 (Unaudited)

Common Stocks - 97.8%                 Shares             Value

Building Materials Dealers - Retail - 1.1%
Home Depot, Inc.                        1,145           $ 56,437
                                                       ----------

Commercial Physical & Biological Research - 3.1%
Affymetrix, Inc. (a)                    3,930            154,253
                                                       ----------

Computer Peripheral Equipment - 1.9%
Rainbow Technologies, Inc. (a)         16,300             96,659
                                                       ----------

Computer Programming Services - 1.8%
Amdocs Ltd. (a)                         1,450             89,610
                                                       ----------

Electronic & Other Electrical Equipment & Components - 2.0%
General Electric Co.                    2,075            101,675
                                                       ----------

Electronic Computers - 0.4%
Dell Computer Corp. (a)                   800             19,488
                                                       ----------

Federal & Federally Sponsored Credit Agencies - 1.7%
Federal National Mortgage Association   1,075             88,623
                                                       ----------

Health & Accident Insurance - 3.7%
AFLAC, Inc.                             5,820            188,742
                                                       ----------

Household Audio & Video Equipment - 0.5%
Parkervision Inc. (a)                     900             23,274
                                                       ----------

Laboratory Apparatus & Furniture - 1.3%
Newport Corp.                           2,015             64,943
                                                       ----------

Management Consulting Services - 0.6%
Thomas Group, Inc. (a)                  6,065             31,841
                                                       ----------

Measuring & Controlling Devices - 5.2%
Veeco Instruments, Inc. (a)             5,670            261,444
                                                       ----------

Miscellaneous Shopping Goods Stores - 1.5%
Staples, Inc. (a)                       5,330             77,285
                                                       ----------

Oil & Gas Field Exploration Services - 4.4%
Seitel, Inc. (a)                       12,670            221,725
                                                       ----------

Pharmaceutical Preparations - 19.0%
Barr Laboratories, Inc. (a)               500             35,635
Biovail Corp. (a)                       9,400            367,822
Elan Corp. PLC (a)                      1,455             83,968
K-V Pharmaceutical Co. - Class A (a)   14,387            307,738
Pfizer, Inc.                            2,150             92,213
Schering-Plough Corp.                   1,720             72,154
                                                       ----------
                                                         959,530
                                                       ----------

TANAKA Growth Fund
Schedule of Investments - May 31, 2001 (Unaudited) - continued

Common Stocks - continued             Shares             Value

Photographic Equipment & Supplies - 2.8%
Concord Camera Corp. (a)               16,475        $   134,436
Polaroid Corp.                          1,600              7,648
                                                       ----------
                                                         142,084
                                                       ----------
Plastic Product Manufacturing - 0.6%
Deswell Industries, Inc.                2,135             31,705
                                                       ----------

Prepackaged Software - 3.4%
Business Objects S.A. (a) (c)           5,460            174,229
                                                       ----------

Radio & TV Broadcasting & Communications Equipment - 3.4%
QUALCOMM, Inc.  (a)                     2,862            173,838
                                                       ----------

Radio Telephone Communications - 2.7%
NEXTEL Communications, Inc. - Class A  (8,505            135,400
                                                       ----------

Search, Detection, Navigation, Guidance Systems - 0.2%
FLIR Systems, Inc. (a)                    675             10,834
                                                       ----------

Security Brokers, Dealers & Flotation Companies - 2.7%
MFC Bancorp Ltd. (a)                   15,850            136,786
                                                       ----------

Semiconductors & Related Devices - 8.8%
Intel Corp.                             8,400            226,884
Three-Five Systems, Inc. (a)           14,205            215,490
                                                       ----------
                                                         442,374
                                                       ----------
Services, Prepackaged Software - 1.0%
Phoenix Technologies Ltd.               3,800             49,970
                                                       ----------

Special Industry Machinery Manufacturing - 16.9%
Applied Materials Inc. (a)                450             22,468
ASM Lithography Holdings N.V. (a) (c)  10,245            238,299
Novellus Systems, Inc. (a)             12,400            593,960
                                                       ----------
                                                         854,727
                                                       ----------
Telephone & Telegraph Apparatus - 6.2%
ADC Telecommunications, Inc. (a)       11,095             85,209
Ditech Communications Corp. (a)        23,535            189,457
Research in Motion Ltd. (a)             1,225             39,959
                                                       ----------
                                                         314,625
                                                       ----------
Telephone Communications (No Radio Telephone) - 0.9%
Nortel Networks Corp.                   3,265             43,522
                                                       ----------

TOTAL  COMMON  STOCKS  (Cost $5,913,460)               4,945,623
                                                       ----------

                                      Principal
                                      Amount             Value
Money Market Securities - 1.9%
Firstar Treasury Fund, 3.17% (b) (Cost$$94,147)      $    94,147
                                                       ----------

TOTAL INVESTMENTS - 99.7% (Cost $6,004,607)            5,039,770
                                                       ----------
                                                       ----------
Other assets less liabilities - 0.3%                      16,333
                                                       ----------
TOTAL NET ASSETS - 100.0%                              $ 5,056,103
                                                       ==========

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at May 31, 2001.
(c) American Depositary Receipt

TANAKA Growth Fund                                          May 31, 2001
Statement of Assets & Liabilities (Unaudited)

Assets
Investment in securities (cost $6,004,607)                     $ 5,039,770
Cash                                                                13,745
Dividends receivable                                                   758
Receivable for fund shares sold                                     69,550
Receivable from advisor for reimbursable expenses                   60,677
Other receivables                                                    7,888
                                                           ----------------
   Total assets                                                  5,192,388

Liabilities
Accrued investment advisory fee payable                              3,760
Payable for securities purchased                                    68,055
Accrued expenses                                                    64,470
                                                           ----------------

   Total liabilities                                               136,285
                                                           ----------------

Net Assets                                                     $ 5,056,103
                                                           ================

Net Assets consist of:
Paid in capital                                                $ 6,122,264
Accumulated undistributed net investment income                    (42,068)
Net realized gain (loss) on investments                            (59,256)
Net unrealized appreciation (depreciation) on investments         (964,837)
                                                           ----------------

Net Assets                                                     $ 5,056,103
                                                           ================

Net Asset Value

Class A:
Net Assets
Net asset value per share ($463,829/38,338)                        $ 12.10
                                                           ================

Offering price per share ($12.10 / 95.5%)                          $ 12.67
                                                           ================

Minimum redemption price per share ($12.10 x 99%)                  $ 11.98
                                                           ================


Class B:
Net Assets
Net asset value and offering price per share
    ($670,341 / 56,130 )                                           $ 11.94
                                                           ================

Minimum redemption price per share ($11.94 x 95%)                  $ 11.34
                                                           ================

Class R:
Net Assets
Net asset value, offering and redemption price per share
    ($3,921,933/ 326,365 )                                         $ 12.02
                                                           ================

TANAKA Growth Fund                                         For the six months
Statement of Operations                                    ended May 31, 2001
                                                               (Unaudited)

Investment Income
Dividend income                                                  $ 2,309
Interest income                                                    1,368
                                                               ----------
Total Income                                                       3,677


Expenses
Investment advisory fee                                           24,307
Administration fees                                               16,205
Transfer agent fees                                               29,921
Fund accounting fees                                              13,463
Legal fees                                                        20,469
Audit fees                                                         4,984
Custodian fees                                                     3,124
12b-1 expense - Class A                                              623
12b-1 expense - Class B                                            2,965
12b-1 expense - Class R                                            4,792
Registration fees                                                  3,738
Miscellaneous expenses                                               883
                                                               ----------
Total expenses before reimbursement                              125,474
Reimbursed expenses                                              (79,729)
                                                               ----------
Total operating expenses                                          45,745
                                                               ----------
Net investment income (loss)                                     (42,068)
                                                               ----------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                (38,647)
Change in net unrealized appreciation (depreciation)
   on investment securities                                     (760,299)
                                                               ----------
Net realized and unrealized gain (loss) on
  investment securities                                         (798,946)
                                                               ----------
Net increase (decrease) in net assets
  resulting from operations                                   $ (841,014)
                                                               ==========

TANAKA Growth Fund
Statement of Changes in Net Assets

                                             For the six months    For the
                                                ended May 31,     year ended
Increase (Decrease) in Net Assets               (Unaudited)   November 30, 2000
                                                -----------   -----------------
Operations
   Net investment income (loss)                  $ (42,068)   $ (38,798)
   Net realized gain (loss) on
     investment securities                         (38,647)      11,052
   Change in net unrealized appreciation
    (depreciation)                                (760,299)    (435,001)
                                                -----------   ----------
                                                -----------   ----------
   Net increase (decrease) in net assets
    resultingfrom operations                      (841,014)    (462,747)
                                                -----------   ----------

Distributions - Class R
   From net realized gain                          (20,609)           0
                                                -----------   ----------

Share Transactions - Class A
   Net proceeds from sale of shares                379,664      298,585
   Shares redeemed                                 (64,089)           0
                                                -----------   ----------
                                                   315,575      298,585
Share Transactions - Class B
   Net proceeds from sale of shares                317,150      539,800
   Shares redeemed                                       0            0
                                                -----------   ----------
                                                   317,150      539,800
Share Transactions - Class R
   Net proceeds from sale of shares              1,038,275    2,616,982
   Shares issued in reinvestment of dividends            0            0
   Shares redeemed                                 (79,651)    (161,146)
                                                -----------   ----------
                                                   958,624    2,455,836
Net increase in net assets resulting
   from share transactions                       1,591,349    3,294,221
                                               -----------   ----------
                                               -----------   ----------
Total increase in net assets                       729,726    2,831,474
                                               -----------   ----------

Net Assets
   Beginning of period                           4,326,377    1,494,903
                                               -----------   ----------

   End of period                               $ 5,056,103   $ 4,326,377
                                               ===========   ==========


Capital Share Transactions:
Class A
Shares sold                                        26,509            0
Shares repurchased                                 (6,390)           0
                                               -----------   ----------
Net increase (decrease) from
  capital transactions                             20,119            0
                                               ===========   ==========

Class B
Shares sold                                        23,733            0
Shares repurchased                                      0            0
                                              -----------   ----------
Net increase (decrease) from
  capital transactions                             23,733            0
                                              ===========   ==========

Class R
Shares sold                                       82,372      115,607
Shares repurchased                                (6,535)      (1,028)
                                              -----------   ----------
Net increase (decrease) from
  capital transactions                            75,837      114,579
                                              ===========   ==========

TANAKA Growth Fund - Class A
Financial Highlights

                                                     For the
                                                 six months ended         For the period
                                                   May 31, 2001      November 9, 2000 (c) through
                                                    (Unaudited)       November 30, 2001
                                                  ---------------    ------------------
Selected Per Share Data
Net asset value, beginning of period                      $ 14.38           $ 17.46
                                                   ---------------    --------------
Income from investment operations
   Net investment income (loss)                             (0.11)            (0.01)
   Net realized and unrealized gain (loss)                  (2.17)            (3.07)
                                                   ---------------    --------------
                                                   ---------------    --------------
Total from investment operations                            (2.28)            (3.08)
                                                   ---------------    --------------
Less Distributions:
From net investment income                                   0.00              0.00
From realized capital gains                                  0.00              0.00
                                                   ---------------    --------------
                                                   ---------------    --------------
Total distributions                                          0.00              0.00
                                                   ---------------    --------------

Net asset value, end of period                            $ 12.10           $ 14.38
                                                   ===============    ==============

Total Return (b)                                           (15.86)%          (17.64)%

Ratios and Supplemental Data
Net assets, end of period (000)                              $463              $262
Ratio of expenses to average net assets                      2.02%  (a)        1.00%  (a)
Ratio of expenses to average net assets
   before reimbursement                                      5.20%  (a)        1.00%  (a)
Ratio of net investment income (loss) to
   average net assets                                      (1.72)%  (a)      (0.73)%  (a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                 (4.99)%  (a)      (0.73)%  (a)
Portfolio turnover rate                                      0.54%            21.86%

(a)  Annualized
(b)  For periods of less than a full year, total return is not annualized.
(c)  Commencement of operations.

TANAKA Growth Fund - Class B
Financial Highlights


                                                       For the           For the period
                                                   six months ended    December 31, 1999 (c) through
                                                     May 31, 2001       to November 30, 2000
                                                     (Unaudited)
                                                     ---------------    ---------------
Selected Per Share Data
Net asset value, beginning of period                      $ 14.27            $ 16.03
                                                     ---------------    ---------------
Income from investment operations
   Net investment income (loss)                             (0.11)             (0.30)
   Net realized and unrealized gain (loss)                  (2.22)             (1.46)
                                                     ---------------    ---------------
                                                     ---------------    ---------------
Total from investment operations                            (2.33)             (1.76)
                                                     ---------------    ---------------
Less Distributions:
From net investment income                                   0.00               0.00
From realized capital gains                                  0.00               0.00
                                                     ---------------    ---------------
                                                     ---------------    ---------------
Total distributions                                          0.00               0.00
                                                     ---------------    ---------------

Net asset value, end of period                            $ 11.94            $ 14.27
                                                     ===============    ===============

Total Return (b)                                           (16.33)%           (10.98)%

Ratios and Supplemental Data
Net assets, end of period (000)                              $670               $462
Ratio of expenses to average net assets                      2.62%  (a)         2.50%  (a)
Ratio of expenses to average net assets
   before reimbursement                                      5.82%  (a)         7.94%  (a)
Ratio of net investment income (loss) to
   average net assets                                      (1.72)%  (a)       (2.08)%  (a)
Ratio of net investment income (loss) to
   average net assets before reimbursement                 (4.99)%  (a)       (7.51)%  (a)
Portfolio turnover rate                                     0.54%             21.86%

(a)  Annualized
(b)  For periods of less than a full year, total return is not annualized.
(c)  Commencement of operations.

TANAKA Growth Fund - Class R
Financial Highlights

                                                   For the           For the            For the
                                               six months ended    year ended       period December 30,
                                                 May 31, 2001      November 30,      1998 (c) through
                                                 (Unaudited)           2000          November 30, 1999
                                                ---------------   ---------------    --------------
Selected Per Share Data
Net asset value, beginning of period                $ 14.38           $ 13.05           $ 10.00
                                                ---------------   ---------------    --------------
Income from investment operations
   Net investment income (loss)                      (0.11)             (0.24)            (0.08)
   Net realized and unrealized gain (loss)           (2.17)             1.57              3.13
                                                ---------------   ---------------    --------------
                                                ---------------   ---------------    --------------
Total from investment operations                     (2.28)             1.33              3.05
                                                ---------------   ---------------    --------------
Less Distributions:
From net investment income                            0.00              0.00              0.00
From realized capital gains                          (0.08)             0.00              0.00
                                                ---------------   ---------------    --------------
                                                ---------------   ---------------    --------------
Total distributions                                  (0.08)             0.00              0.00
                                                ---------------   ---------------    --------------

Net asset value, end of period                     $ 12.02           $ 14.38           $ 13.05
                                               ===============   ===============    ==============

Total Return (b)                                   (15.93)%          10.19%            30.50%

Ratios and Supplemental Data
Net assets, end of period (000)                     $3,921            $3,602            $1,495
Ratio of expenses to average net assets               1.74%  (a)        1.75%             1.75%  (a)
Ratio of expenses to average net assets
   before reimbursement                               6.20%  (a)        6.20%            13.89%  (a)
Ratio of net investment income (loss) to
   average net assets                               (1.72)% (a)        (1.37)%           (0.80)% (a)
Ratio of net investment income (loss) to
   average net assets before reimbursement          (4.99)% (a)        (5.81)%          (12.94)% (a)
Portfolio turnover rate                              0.53 %            21.86 %           53.45 % (a)

(a)  Annualized
(b)  For periods of less than a full year, total return is not annualized.
(c)  Commencement of operations.

                               TANAKA Growth Fund
                          Notes to Financial Statements
                            May 31, 2001 (Unaudited)


NOTE 1. ORGANIZATION

     TANAKA Growth Fund (the "Fund") was organized as a series of TANAKA Funds, Inc., a Maryland corporation (the "Company") on November 5, 1997; the Fund commenced operations on December 30, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund's investment objective is to provide growth of capital. The Board of Directors (the "Board") have authorized that shares of the Fund may be offered in three classes: Class A, Class B and Class
R. Each Class is subject to different expenses and a different sales charge structure.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   In valuing the Fund's assets, portfolio securities, including American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"), which are traded on the New York Stock Exchange (the "Exchange"), will be valued at the last sale price prior to the close of regular trading on the Exchange, unless there are indications of substantially different valuations. Lacking any sales, the security will be valued at the last bid price prior to the close of regular trading on the Exchange. ADRs and ADSs for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated in accordance with procedures approved by the Board as the primary market. Securities will be valued using quotations on the Exchange and lacking any sales, securities will be valued at the last reported bid price prior to the Fund's valuation time, unless the Fund is aware of a material change in the value prior to the time it values its securities.

     Unlisted securities which are quoted on the National Market System of the National Association of Securities Dealers, Inc. (the "NASD"), for which there have been sales of such securities, shall be valued at the last sale price reported on such system. If there are no such sales, the value shall be the high or "inside" bid, which is the bid supplied by the NASD on its NASDAQ Screen for such securities in the over-the-counter market. The value of such securities quoted on the NASDAQ System, but not listed on the NASD's National Market System, shall be valued at the high or "inside" bid. Unlisted securities which are not quoted on the NASDAQ System and for which the over-the-counter market

                               TANAKA Growth Fund
                          Notes to Financial Statements
                      May 31, 2001 (Unaudited) - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

quotations are readily available will be valued at the current bid prices for such securities in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) may be valued at their fair value as determined in good faith by the Board.

     The value of a security traded or dealt in upon an exchange may be valued at what the Company's pricing agent determines is fair market value on the basis of all available information, including the last determined value, if there was no sale on a given day and the pricing agent determines that the last bid does not represent the value of the security, or if such information is not available. For example, the pricing agent may determine that the price of a security listed on a foreign stock exchange that was fixed by reason of a limit on the daily price change does not represent the fair market value of the security. Similarly, the value of a security not traded or dealt in upon an exchange may be valued at what the pricing agent determines is fair market value if the pricing agent determines that the last sale does not represent the value of the security, provided that such amount is not higher than the current bid price.

     Notwithstanding the foregoing, money market investments with a remaining maturity of less than 60 days shall be valued by the amortized cost method described below; debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Fund, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques and are representative of market values at the close of the Exchange.

     The value of an illiquid security which is subject to legal or contractual delays in or restrictions on resale by the Fund shall be the fair value thereof as determined in accordance with procedures established by the Board, on the basis of such relevant factors as the following: the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, and any potential sale of such security to another investor. The value of other property owned by the Fund shall be determined in a manner, which, in the discretion of the pricing agent of the Fund, most fairly reflects fair market value of the property on such date.

     U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities, with 60 days or less to maturity, are amortized to maturity based on

                               TANAKA Growth Fund
                          Notes to Financial Statements
                      May 31, 2001 (Unaudited) - continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

their cost if acquired within 60 days of maturity or, if already held, on the 60th day prior to maturity, based on the value determined on the 61st day prior to maturity.

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to comply with federal tax rules regarding distribution of substantially all of its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital and realized gains.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Tanaka Capital Management, Inc. (the "Advisor") to manage the Fund's investments. The Advisor was organized as a Delaware corporation in 1986. Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor are directors and shareholders of the Fund.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended May 31, 2001, the Advisor received a fee of $24,307 from the Fund. The Advisor has contractually agreed to waive all or a portion of its management fees and/or reimburse the Fund for the expenses it incurs, but only to the extent necessary to maintain total annual operating expenses at 2.50% of the average daily net assets of the Class B shares, and 1.75% of the average daily net assets of the Class A and Class R shares through March 31, 2002.

                               TANAKA Growth Fund
                          Notes to Financial Statements
                      May 31, 2001 (Unaudited) - continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued For the six months ended May 31, 2001, the Advisor reimbursed expenses of $79,729. The Fund has agreed that any operating expenses of the Fund reimbursed by the Advisor shall be repaid to the Advisor by the Fund in the first, second and third fiscal years following the fiscal year ending November 30, 2002 if the total expenses for the Fund for each such year or years, after giving effect to the repayment, do not exceed 2.50% of the average daily net assets of the Class B shares and 1.75%, respectively, of the average daily net assets of the Class A and the Class R shares (or any lower expense limitation or limitations to which the Advisor may agree).

     The Fund has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares authorized. For the six months ended May 31, 2001 there were $8,380 12b-1 expenses paid by the Fund.

     The Fund retains Unified Fund Services, Inc. ("Unified") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the six months ended May 31, 2001 Unified received fees of $15,000 from the Fund for administrative services provided to the Fund.

     The Fund retains Unified to act as the Fund's transfer agent and fund accountant. For its services as transfer agent, Unified receives a monthly fee from the Fund of $1.30 per shareholder (subject to a minimum monthly fee of $1,250 per class of shares). For the six months ended May 31, 2001, Unified received fees of $29,921 from the Fund for transfer agent services provided to the Fund. For its services as fund accountant, Unified receives an annual fee from the Fund equal to 0.050% of the Fund's assets up to $100 million, and 0.040% of the Fund's assets from $100 million to $300 million, and 0.030% of the Fund's assets over $300 million (subject to minimum fees of $15,000 per month). For the six months ended May 31, 2001, Unified received fees of $13,463 from the Fund for fund accounting services provided to the Fund.

Prior to December 31, 2000, the Fund had retained AmeriPrime Financial Securities, Inc. to act as the principal distributor of its shares. Effective December 31, 2000, AmeriPrime Financial Securities, Inc. sold substantially all of its assets to Unified Financial Securities, Inc. Both companies are wholly owned subsidiaries of Unified Financial Services, Inc. Effective December 31, 2000, the Fund retained Unified Financial Securities, Inc. to act as the principal distributor of its shares. There were no payments made to either distributor during the six months ended May 31, 2001. An officer of the Company may be deemed to be an affiliate of Ameriprime Financial Securities, Inc., and Unified Financial Securities, Inc.

                               TANAKA Growth Fund
                          Notes to Financial Statements
                      May 31, 2001 (Unaudited) - continued

NOTE 4. INVESTMENTS

     For the six months ended May 31, 2001, purchases and sales of investment securities, other than short-term investments, aggregated $1,726,404 and $38,647, respectively. As of May 31, 2001, the gross unrealized appreciation for all securities totaled $557,691 and the gross unrealized depreciation for all securities totaled $1,522,528 for a net unrealized depreciation of $964,837. The aggregate cost of securities for federal income tax purposes at May 31, 2001 was $6,004,607.

NOTE 5. CAPITAL SHARES

     The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund. Paid in Capital at May 31, 2001 was $6,122,264.

NOTE 6. ESTIMATES

     Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. RELATED PARTY TRANSACTIONS

     The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2001, Parker Hunter, Inc. owned in aggregate 26.4% of the Fund's Class A shares and 16.0% of the Fund's Class B shares.